UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 15, 2013
Date of Report (Date of earliest event reported)

ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 2, 2013, the District Court of Harris County, Texas, 157th Judicial District (the “Court”) entered a scheduling order in W.J. Garrett Trust v. Byrne et al., Cause No. 2011-71702, in the District Court of Harris County, Texas, 157th Judicial District (the “Lawsuit”), a unitholder derivative action brought on behalf of Energy Transfer Partners, L.P. (“ETP”) by certain ETP unitholders (“Plaintiffs”) against Defendants Energy Transfer Partners GP, L.P., Energy Transfer Partners, L.L.C. (“ETP GP LLC”), Energy Transfer Equity, L.P., Southern Union Company, certain officers and directors of ETP GP LLC and the general partner of ETE, the Royal Bank of Scotland plc, and RBS Securities, Inc. (collectively, “Defendants”). The scheduling order relates to a proposed settlement (the “Settlement”) that ETP, Plaintiffs, and Defendants agreed to on July 29, 2013.

Pursuant to the scheduling order, a hearing that will be held on October 4, 2013 at 11:00 a.m. in the Harris County Civil Courthouse, 201 Caroline, 11th Floor, Houston, Texas 77002 (the “Settlement Hearing”). The purpose of the Settlement Hearing is to (a) determine whether the Settlement should be approved by the Court as fair, reasonable, adequate, and in the best interests of ETP and its unitholders; (b) determine whether a Final Order and Judgment should be entered, among other things, dismissing the Lawsuit with prejudice and extinguishing and releasing certain claims held by ETP and Plaintiffs; (c) consider Plaintiffs’ counsel’s application for an award of expenses; and (d) rule on such other matters as the Court may deem appropriate.

Attached as Exhibit 99.1 hereto is a Notice that provides additional information regarding the Lawsuit, the Settlement, and Settlement Hearing, the rights ETP unitholders may have to participate in the Settlement Hearing and/or object to the Settlement, and what steps ETP unitholders may, but are not required to, take in relation to these rights.

Forward Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the potential Settlement, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the Settlement may not be approved. An extensive list of factors that can affect future results are discussed in ETP’s Annual Report on Form 10-K for the year ended December 31, 2012 and other documents filed by ETP from time to time with the SEC. ETP undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

This Current Report on Form 8-K is being filed to comply with the scheduling order, and the filing of this Current Report by ETP should not be interpreted as a statement by ETP or any other party as to the materiality of the Lawsuit or the Settlement to ETP.

Item 9.01	Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit Number	Description of the Exhibit
Exhibit 99.1	Notice of Pendency of Derivative Action and Proposed Settlement
Exhibit 99.2	Modified disclosures to be made in ETP’s next Form 10-K filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By: Energy Transfer Partners GP, L.P., its general partner

By: Energy Transfer Partners, L.L.C., its general partner

Date: August 15, 2013	/s/ Martin Salinas, Jr. Martin Salinas, Jr. Chief Financial Officer